EXHIBIT 10.1


                                 [WESTMARK GROUP HOLDINGS, INC. LETTERHEAD]

                                               February 28, 1997

Todd Walker
442 West Kennedy Blvd.
Suite 200
Tampa, Florida 33606

                      Re:       S-8 Issuance

Dear Mr. Walker:

Westmark Group Holdings, Inc. acknowledges that Todd Walker has provided consulting services to Westmark and in consideration for said services, Westmark will agree to pay Todd Walker 6,000 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Mark Schaftlein

MARK SCHAFTLEIN


MS:jh